UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

May 10, 2005

TRC COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9947	06-0853807
(State of Other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 Waterside Crossing, Windsor, Connecticut		06095
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(860) 298-9692

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TRC

5 Waterside Crossing  •  Windsor, Connecticut 06095

Telephone 860-298-9692  •  Fax 860-298-6291

Item 2.02.  Results of Operations and Financial Condition.

On May 10, 2005, TRC Companies, Inc. issued a news release announcing its financial results for the fiscal quarter ended March 31, 2005.  A copy of the news release is attached hereto as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

99.1               News Release titled “TRC Reports Third Quarter and Nine Month Results”, dated May 10, 2005.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 12, 2005	TRC Companies, Inc.

		By:	/s/ Harold C. Elston, Jr.
Harold C. Elston, Jr.
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	News release, dated May 10, 2005, issued by TRC Companies, Inc. announcing its financial results for the fiscal quarter ended March 31, 2005.